Barclays Americas Select Franchise Conference 2015 Andy Cecere Vice Chairman and COO Kathy Rogers Vice Chairman and CFO May 19, 2015 Exhibit 99.1

Forward-looking Statement
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3 Agenda Overview Business Lines Financial Management Capital Management Long-term Goals 2Q15 Update

4 U.S. Bancorp

5 U.S. Bancorp European Presence European Offices Elavon Corporate Trust/Fund Services Cherrywood Dublin Arklow London Diegem Frankfurt Oslo Warsaw Madrid Watford

U.S. Bancorp Dimensions
Assets $410 billion
Deposits $287 billion
Loans $245 billion
Customers 18.5 million
NYSE Traded USB
Market Capitalization $78 billion
Founded 1863
Bank Branches 3,172
ATMs 5,016
1Q15 Dimensions
As of 3/31/15, market capitalization as of 5/8/15

Industry Position
Source: company reports, SNL and FactSet
Assets and deposits as of 3/31/15, market value as of 5/8/15
U.S. U.S. U.S.
Rank Company $ Billions Rank Company $ Billions Rank Company $ Billions
1 J.P. Morgan $2,577 1 J.P. Morgan $1,368 1 Wells Fargo $289
2 Bank of America 2,144 2 Wells Fargo 1,197 2 J.P. Morgan 243
3 Citigroup 1,832 3 Bank of America 1,153 3 Bank of America 173
4 Wells Fargo 1,738 4 Citigroup 900 4 Citigroup 164
5 U.S. Bancorp 410 5 U.S. Bancorp 287 5 U.S. Bancorp 78
6 PNC 351 6 PNC 237 6 PNC 48
7 SunTrust 190 7 SunTrust 144 7 BB&T 28
8 BB&T 189 8 BB&T 131 8 SunTrust 22
9 Fifth Third 140 9 Fifth Third 103 9 Fifth Third 16
10 Regions 122 10 Regions 97 10 Regions 13
Assets Deposits Market Value

8 Agenda Overview Business Lines Financial Management Capital Management Long-term Goals 2Q15 Update

Business Mix
Payment Services
Retail Payment Solutions
Corporate Payment Systems
Global Merchant Acquiring
Wealth Management
and Securities Services
Wealth Management
Asset Management
Corporate Trust Services
Fund Services
Institutional Trust & Custody
Consumer and Small
Business Banking
Branch Banking
Small Business Banking
Consumer Lending
Mortgage Banking
Omnichannel
Wholesale Banking and
Commercial Real Estate
Corporate Banking
Commercial Banking
Commercial Real Estate
Revenue Mix
By Business Line

Payment Services
Business Line Summary
Provides a full suite of payment processing services to
consumers, small businesses, corporations and
merchants – a unique position versus other banks
Expanding internationally in merchant acquiring through
continued investment in partnerships and our international
merchant payment platform
Leading player in payments innovation and emerging
technologies including enhanced security and
authentication
Business Line Scale
Ranking Annual Volume
#5 U.S. credit card issuer $64 billion
#5 U.S. debit card issuer $58 billion
#3 U.S. corporate card issuer $54 billion
#5 U.S. merchant acquirer / $375 billion
#7 European merchant acquirer
Retail Payment
Solutions
59%
Global
Merchant
Acquiring
30%
Corporate
Payment
Systems
11%
Revenue Contribution
to USB
Payment Services
Revenue Mix
30%
Source: The Nilson Report (Visa and MasterCard issuers)
Revenue contribution and mix full year 2014; Revenue contribution percentages exclude Treasury and Corporate Support

Wealth Management and Securities Services
Business Line Summary
Delivers a full array of wealth management services
through differentiated service delivery models to address
the needs of a broad range of clients
Leading provider of corporate trust services in the U.S.
with a growing international presence
Continued opportunity to expand all businesses through
new products and services, building deeper relationships
and strategic acquisitions
Business Line Scale
$128 billion in assets under management and $5.0 trillion
in assets under administration
#1 U.S. corporate trustee
#1 U.S. municipal trustee
#1 U.S. structured trustee
#3 Third party mutual fund servicer
Wealth
Management
41%
Fund
Services
19%
Corporate
Trust
30%
Revenue Contribution
to USB
Wealth Mgmt and
Securities Services
Revenue Mix
11%
Source: Securities Data Corp (corporate trust) based on number of issues, Investment Company Institute (fund services)
Revenue contribution and mix full year 2014; Revenue contribution percentages exclude Treasury and Corporate Support
US Bank
Asset Mgmt
1%
Institutional
Trust & Custody
9%

Consumer and Small Business Banking
Business Line Summary
Provides a full suite of banking products and services to
consumer and small business customers across 25-state
branch footprint
Differentiating U.S. Bank from competitors through
continued improvement in the customer experience,
investments in innovative products and deeper customer
relationships
Omnichannel strategy driving investments in industry-
leading digital channel capabilities and new state-of-the-
art branch formats
Business Line Scale
25 contiguous state distribution footprint;
#4 U.S. branch network;
#1 in-store and on-site branch network
#5 U.S. mortgage originator
A leading SBA lender
Mortgage
Banking
23%
Community
Banking
27%
Consumer and Small
Business Banking
Revenue Mix
41%
Metropolitan
Banking
28%
In-store and
On-site Banking
7%
Consumer
Lending
15%
Source: SNL and Inside Mortgage Finance
Revenue contribution and mix full year 2014; Revenue contribution percentages exclude Treasury and Corporate Support
Revenue Contribution
to USB

Wholesale Banking and Commercial
Real Estate
Business Line Summary
Provides products and services to 90% of the Fortune
500 and 87% of the Fortune 1,000
Expanded loan capital markets and derivatives,
enhanced foreign exchange capabilities, added high-
grade fixed income and municipal bond capabilities
National Commercial Real Estate business is
relationship-based and serves strong national and
regional developers
Business Line Scale
$3.0 billion of revenue in 2014, $85 billion in loans and
$86 billion in deposits (1Q15 average balances)
A leading treasury management provider
A leading provider of banking services to federal, state
and municipal governments
Corporate
Banking
64%
Commercial
Real Estate
20%
Commercial
Banking
16%
Wholesale Banking
and Commercial RE
Revenue Mix
18%
Revenue contribution and mix full year 2014; Revenue contribution percentages exclude Treasury and Corporate Support
Revenue Contribution
to USB

14 Agenda Overview Business Lines Financial Management Capital Management Long-term Goals 2Q15 Update

Strong Diversification
Revenue Mix
By Business Line
Consumer and
Small Business
Banking
41%
Payment Services
30%
Wealth Mgmt and
Securities Services
11%
Wholesale
Banking and
Commercial
Real Estate
18%
Fee Income / Total Revenue
Full year 2014, taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support, see appendix

Peer Banks
Peer Bank Ticker Symbols
BAC Bank of America PNC PNC
BBT BB&T RF Regions
FITB Fifth Third STI SunTrust
JPM J.P. Morgan USB U.S. Bancorp
KEY KeyCorp WFC Wells Fargo
Bank of America
SunTrust
Wells Fargo
KeyCorp
BBT
Fifth Third
Regions
PNC
J.P. Morgan
U.S. Bancorp

Industry Leading Returns
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
Return on
Average Assets
Return on Average
Common Equity
Efficiency Ratio
2014 1Q15

Efficient Expense Platform
Single processing platforms
Full consolidation of acquisitions
Operating scale in all significant
businesses
Business line monthly review
process
Source of
Competitive Advantage
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
2014 Efficiency Ratio

Loan and Deposit Growth
$ in billions
Prior 5 Years
Average Balances
Year-Over-Year Growth
Prior 5 Quarters
Average Balances
Year-Over-Year Growth
Loans Deposits
5%
5%
7%
6%
7%
6%
6%
7%
8%
4%
7%
6%
6%
4%
15%
11%
6%
7%
10%
6%

20 Credit Quality $ in millions Net Charge-offs Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale)

Credit Quality
$ in millions
Reserve release is calculated as net charge-offs less provision for credit losses over the five-quarter period
Allowance to Loans Reserve Release / Net Income
(Prior 5 quarters)
Total Allowance for Credit Losses (Left Scale)
Allowance % of period-end loans (Right Scale)

Top of Class Debt Ratings
Debt ratings: holding company as of 5/8/15
Flight to quality
Funding advantage
Advantages Peer Debt Ratings
op=outlook positive / on=outlook negative / s=outlook stable / wn=watch negative / wp=watch positive
Holding
Company Rating Outlook Rating Outlook Rating Outlook Rating Outlook
USB A1 s A+ s AA- s AA s
WFC A2 s A+ on AA- s AA s
BBT A2 wn A- s A+ s A (high) s
JPM A3 s A on A+ s A (high) s
PNC A3 s A- s A+ s A (high) s
BAC Baa2 wp A- on A on A (low) s
FITB Baa1 s BBB+ s A s A (low) s
STI Baa1 s BBB+ s BBB+ op A (low) s
KEY Baa1 s BBB+ s A- s BBB (high) s
RF Ba1 wp BBB s BBB s BBB s
Moody's S&P Fitch DBRS

23 Agenda Overview Business Lines Financial Management Capital Management Long-term Goals 2Q15 Update

Capital Management
Capital Requirement
* Based on the Basel III fully implemented standardized approach
Earnings Distribution Target
8.0%
Internal
Buffer
1.0%
2.5%
Capital
Conservation
Buffer
4.5%
Minimum
Capital
Requirement
9.2%*
Common Equity Tier 1
Basel III Target
USB 1Q15
Reported
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% 30 - 40% 30 - 40%
Dividends 30% Reinvestment 30%
Share Repurchases 40% Assumed ROTCE 20%
Discretionary Distributions 70% Balance Sheet Growth 6%
Hypothetical Earnings Distribution Example

Stress Test Results
Dodd-Frank Act Stress Test
results and USB internal stress
test results and methodologies
released March 5, 2015
Comprehensive Capital
Analysis and Review results
released March 11, 2015
• The Federal Reserve did not
object to USB’s capital plan
PPNR = Pre-Provision Net Revenue
Source: Federal Reserve, estimates in the severely adverse scenario
Stress Test Results

Capital Actions
62%
11%
32%
Payout Ratio
71% 72%
Share repurchase authorization
and expected dividend increase
announced March 11
• Expect to increase annual
dividend from $0.98 to $1.02,
a 4.1% increase, effective
2Q15
• One-year authorization to
repurchase up to $3.0 billion of
outstanding stock effective
April 1, 2015
Capital Actions
th

27 Agenda Overview Business Lines Financial Management Capital Management Long-term Goals 2Q15 Update

Long-term Goals
Long-term Goals
• ROE 16-19%
• ROA 1.60-1.90%
• Efficiency Ratio low 50s
• Earnings distribution 60-80%
Current Status
2014 Profitability:
• ROE 14.7%
• ROA 1.54%
• Efficiency Ratio 53.2%
2014 Capital distributions:
• Distributed 72% of earnings
(dividends 31%, share repurchases 41%)
Optimal business line mix
Investments generating
positive returns
Profitability:
Capital distributions:
Four simple and stable business lines
Mortgage, wealth management, corporate
banking, international payments, branch
technology, internet and mobile channels,
and select acquisitions

29 Agenda Overview Business Lines Financial Management Capital Management Long-term Goals 2Q15 Update

30 2Q15 Update Business Climate Loan Growth Net Interest Margin Credit Quality Noninterest Income / Expense

Appendix

Non-GAAP Financial Measures
March 31, December 31, September 30, June 30, March 31,
(Dollars in Millions, Unaudited)  2015 2014 2014 2014 2014
Total equity  $44,965 $44,168 $43,829 $43,386 $42,743
Preferred stock  (4,756) (4,756) (4,756) (4,756) (4,756)
Noncontrolling interests  (688) (689) (688) (686) (689)
Goodwill (net of deferred tax liability) (1) (8,360) (8,403) (8,503) (8,548) (8,352)
Intangible assets, other than mortgage servicing rights  (783) (824) (877) (925) (804)
Tangible common equity (a)  30,378 29,496 29,005 28,471 28,142
Tangible common equity (as calculated above) 30,378 29,496 29,005 28,471 28,142
Adjustments (2) 158 172 187 224 239
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b) 30,536 29,668 29,192 28,695 28,381
Total assets  410,233 402,529 391,284 389,065 371,289
Goodwill (net of deferred tax liability) (1) (8,360) (8,403) (8,503) (8,548) (8,352)
Intangible assets, other than mortgage servicing rights  (783) (824) (877) (925) (804)
Tangible assets (c)  401,090 393,302 381,904 379,592 362,133
Risk-weighted assets, determined in accordance with prescribed regulatory requirements (d) 327,709 317,398 311,914 309,929 302,841
Adjustments (3) 3,153 11,110 12,837 12,753 13,238
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e) 330,862 328,508 324,751 322,682 316,079
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements 254,892 248,596 243,909 241,929
Adjustments (4) 3,321 3,270 3,443 3,383
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f) 258,213 251,866 247,352 245,312
Ratios
Tangible common equity to tangible assets (a)/(c)  7.6% 7.5% 7.6% 7.5% 7.8%
Tangible common equity to risk-weighted assets (a)/(d)  9.3                     9.3                     9.3                     9.2                     9.3
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e) 9.2 9.0 9.0 8.9 9.0
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f) 11.8 11.8 11.8 11.7
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.

Non-GAAP Financial Measures
Line of Business Financial Performance
Taxable-equivalent basis, excluding securities gains (losses) net
$ in millions Revenue
Line of Business Financial Performance FY 2014
Wholesale Banking and Commercial Real Estate 3,037 $
Consumer and Small Business Banking 6,915
Wealth Management and Securities Services 1,765
Payment Services 5,032
Treasury and Corporate Support 3,412
Consolidated Company 20,161
Less Treasury and Corporate Support 3,412
Consolidated Company excluding Treasury and Corporate Support 16,749 $
Percent of Total
Wholesale Banking and Commercial Real Estate 15%
Consumer and Small Business Banking 34%
Wealth Management and Securities Services 9%
Payment Services 25%
Treasury and Corporate Support 17%
Total 100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate 18%
Consumer and Small Business Banking 41%
Wealth Management and Securities Services 11%
Payment Services 30%
Total 100%

Barclays Americas Select Franchise Conference 2015 May 19, 2015